Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Magnera Corporation (the “Registrant”) on Form 10-Q for the quarterly period ended March 29, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis L. Begle, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 7, 2025

By	/s/ Curtis L. Begle
Curtis L. Begle
Chief Executive Officer